UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): January 16, 2009

COVIDIEN LTD. (Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-33259	98-0518045
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

131 Front Street, Hamilton, HM 12 Bermuda (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 298-2480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

q Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

x Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

q Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

q Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

                       On January 16, 2009, Covidien Ltd. (the “Company”) posted to its website a revised Questions & Answers document, dated January 16, 2009 (the “Revised Q&A”), relating to the Company’s reorganization that was announced on December 23, 2008. The Revised Q&A replaces the Questions & Answers document that was posted to the Company’s website on December 23, 2008, which was attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on December 23, 2008 (the “Original Q&A”). The Revised Q&A is substantially identical to the Original Q&A, except that it includes additional questions and answers relating to certain Irish tax matters. The Revised Q&A, which has been posted to the Company’s website in the Investor Relations section at http://investor.covidien.com, is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Questions & Answers, dated January 16, 2009.

SIGNATURES

                       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2009

COVIDIEN LTD.

By: /s/ John W. Kapples Name: John W. Kapples Title: Secretary

EXHIBIT INDEX
Exhibit
Number	Description

99.1	Questions & Answers, dated January 16, 2009.